OPPENHEIMER BALANCED FUND/VA

Supplement dated February 28, 2013 to the

Prospectus dated April 30, 2012

This supplement amends the Prospectus of Oppenheimer Balanced Fund/VA (the “Fund”), dated April 30, 2012, and is in addition to any other supplements.

The Prospectus is revised as follows:

1.	The section titled “Portfolio Managers,” on page 6, is deleted in its entirety and replaced with the following:

Portfolio Managers. Michael S. Levine, CFA, manages the equity component of the Fund’s portfolio. Effective March 11, 2013, Laton Spahr, CFA, replaces Mr. Levine as portfolio manager of the equity component of the Fund's portfolio. Krishna Memani and Peter A. Strzalkowski, CFA, manage the fixed-income component of the Fund's portfolio. Mr. Levine has been a portfolio manager of the Fund since February 28, 2013. Mr. Memani has been a portfolio manager and Vice President of the Fund since April 2009. Mr. Strzalkowski has been a portfolio manager of the Fund since April 2009 and a Vice President of the Fund since May 2009.

2.	The first four paragraphs of the section titled “Portfolio Managers,” on page 13, are deleted in their entirety and replaced with the following:

Portfolio Managers. The equity component of the Fund's portfolio is managed by Michael S. Levine, CFA. Effective as of March 11, 2013, Laton Spahr, CFA, replaces Mr. Levine as the portfolio manager of the equity component of the Fund’s portfolio. The fixed-income component of the Fund's portfolio is managed by Krishna Memani and Peter A. Strzalkowski, CFA. Mr. Levine, until March 11, 2013, and Mr. Spahr thereafter, along with Messrs. Memani and Strzalkowski are primarily responsible for the day-to-day management of the Fund's investments. Mr. Levine has been a portfolio manager of the Fund since February 28, 2013. Mr. Memani has been a portfolio manager and Vice President of the Fund since April 2009. Mr. Strzalkowski has been a portfolio manager of the Fund since April 2009 and Vice President of the Fund since May 2009.

Mr. Levine has been a Vice President of the Sub-Adviser since June 1998 and a Senior Portfolio Manager of the Sub-Adviser since September 2000. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Spahr was a Senior Portfolio Manager for Columbia Management Investment Advisers, LLC from 2003 to 2013 and an Equity Analyst there from 2001 to 2002. He is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been President and Chief Investment Officer, Fixed Income, of the Sub-Adviser since January 2013, Director of Fixed Income of the Sub-Adviser since October 2010 and a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Sub-Adviser since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Strzalkowski has been a Vice President of the Sub-Adviser since August 2007 and a member of the Manager's Investment Grade Fixed Income Team since April 2009. Mr. Strzalkowski was a Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, from July 2006 through August 2007. He was a Senior Portfolio Manager at Highland Capital Management, L.P. from June 2005 through July 2006 and a Senior Fixed Income Portfolio Manager at Microsoft Corp. from June 2003 through June 2005. He was a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group, from April 2000 through June 2003 and a Vice President and Fixed Income Portfolio Manager at Centura Banks from November 1998 through April 2000. Mr. Strzalkowski is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

3. Effective as of April 30, 2013, the Fund will change its name to “Oppenheimer Capital Income Fund/VA,” its investment objective and principal investment strategies will change, and Michelle Borre, CFA, and Krishna Memani will be the portfolio managers of the Fund.

February 28, 2013	PS0670.018